                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

      | | Preliminary Proxy Statement

      | | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      | | Definitive Proxy Statement

      |X| Definitive Additional Materials

      | | Soliciting Material Under Rule 14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X| No fee required.

      | | Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

      | | Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

      | | Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

      (1) Amount previously paid

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------

      (3) Filing Party:

--------------------------------------------------------------------------------

      (4) Date Filed:

--------------------------------------------------------------------------------

          This  filing  consists  of the  following  letter  sent by  Lone  Star
Steakhouse & Saloon,  Inc. (the "Company") to Barington  Capital Group,  L.P. on
November 17, 2006 in connection  with the special meeting of stockholders of the
Company to be held on November 30, 2006 (the "Special Meeting"):

                       LONE STAR STEAKHOUSE & SALOON, INC.

                                224 EAST DOUGLAS
                                    SUITE 700
                              WICHITA, KANSAS 67202

November 17, 2006

Mr. James A. Mitarotonda
Barington  Capital Group,  L.P.
888 Seventh Avenue
New York, New York 10019

Dear Mr. Mitarotonda:

We are writing in response to your letter, dated November 16, 2006, in which you claim a financial advisor engaged by you has identified five parties that may be interested in purchasing Lone Star Steakhouse & Saloon,  Inc. (the "Company") at
a price higher than $27.10 per share.  We find the claims made in your letter to be  disingenuous  and oddly  timed - alerting us only two weeks from the date of our stockholders meeting.

Potential  purchasers of the Company have a far greater ability to obtain access to non-public  information and enter into discussions with the Company regarding an alternative  transaction  than in many comparable  transactions.  A potential buyer does not have to submit a binding offer for the Company.  If the allegedly interested parties your financial advisor has identified are truly serious about entering  into a transaction  with the Company,  they could easily submit a bona fide,  non-binding  proposal,  expressly conditioned on their ability to conduct further due  diligence,  based on the wealth of information  publicly  available about the Company.

The Company continues to maintain a comprehensive, electronic data room, which a serious  purchaser  could then readily review in  determining  whether to make a firm offer. We find it hard to believe that a capable buyer would not be able to complete its due  diligence  review of the Company in a limited  period of time.
For you to say  that,  "from  the point of view of a  potential  purchaser  with limited time, resources and personnel, the procedures are impractical," makes us wonder if these purchasers you have identified, with such limited resources, are truly qualified.

We also  find  the  timing  of your  letter  to be  curious  and  question  your motivation  for issuing your letter at this point in the  process.  Consider the following:

      o   Three months have passed since we announced the transaction  with Lone
          Star Funds on August 18, 2006.

      o   Your financial advisor,  Compass Advisers, LLP ("Compass"),  initially contacted our outside counsel on August 21, 2006, three days after the announcement  of the  transaction,  claiming  that  it  represented  a financial  buyer who might be interested in making an offer to acquire the Company and inquiring as to the procedures for doing so. They were told at that  point to  consult  the  merger  agreement.  Compass  has

          clearly  had  ample  opportunity  to  familiarize   itself  with  this
          straightforward  process.  Why was it  necessary  for it, 1 1/2 months later,  to contact both our financial and legal advisors to once again inquire as to this process?

      o   Based on the progress report  submitted to you by Compass,  it appears as though  Compass  received  the  indications  of interest  from five parties  prior to October 3, 2006.  Yet you did not inform the Company of the nature of this potential interest until November 16, 2006, in a publicly filed letter.

If you were truly interested in maximizing value for the Company's stockholders, rather than simply  trying to upset a  comprehensive  process that was carefully negotiated  by the  Company's  Board of Directors  in the best  interests of its stockholders,  then why are you only bringing this  information to the Company's attention now, a mere two weeks prior to the scheduled vote?

The  transaction  with Lone Star  Funds  provides  stockholders  the  ability to receive $27.10 in cash for their shares of the Company,  whose financial results have been in steady  decline  for the past  several  quarters  and  continue  to
deteriorate.   The  transaction  is  fully  financed  and  has  limited  closing
conditions.   The  Board  of  Directors  received  two  fairness  opinions  from nationally  recognized investment banks regarding the $27.10 per share price. If
Barington still believes more value can be realized, it continues to have (as it has had for the past three months) every opportunity to put forth a constructive alternative  proposal for the Company.  Barington has not done so, rather it has issued letters which are devoid of specifics, speculative as to value and skewed as to the facts.

On behalf of the Board of Directors,

/s/ Fred Chaney
----------------------------------
Fred Chaney
Chairman of the Board of Directors

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

The  Company  has made a  definitive  filing with the  Securities  and  Exchange
Commission  of a  proxy  statement  and  accompanying  proxy  card to be used to solicit votes in favor of the transactions (the "Transactions")  contemplated by that certain  Agreement and Plan of Merger,  dated as of August 18, 2006, by and among the Company, Lone Star U.S. Acquisitions LLC and COI Acquisition Corp., at
the Special Meeting.

THE COMPANY  STRONGLY  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN
ADDITION,  A STOCKHOLDER  WHO WISHES TO RECEIVE A COPY OF THE  DEFINITIVE  PROXY
MATERIALS,  WITHOUT  CHARGE,  SHOULD SUBMIT THIS REQUEST TO THE COMPANY'S  PROXY
SOLICITOR,  INNISFREE M&A INCORPORATED,  AT 501 MADISON AVENUE,  20TH FLOOR, NEW
YORK, NEW YORK 10022 OR BY CALLING INNISFREE TOLL-FREE AT (877) 456-3488.

The Company  and its  directors,  executive  officers  and other  members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the  Transactions.  Information concerning  the  interests  of the  Company  and the other  participants  in the solicitation is set forth in the Company's definitive proxy statement filed with the Securities and Exchange  Commission in connection with the  Transactions and
Annual Reports on Form 10-K,  previously  filed with the Securities and Exchange
Commission.